EXHIBIT NO. 99.(h) 22

AMENDMENT No. 9 DATED September 1, 2016

TO THE AMENDED AND RESTATED SPECIAL SERVICING AGREEMENT DATED JANUARY 1, 2010

Amendment to the Amended and Restated Special Servicing Agreement (the “Agreement”), as amended, by and among (i) MFS Series Trust X, a Massachusetts business trust, on behalf of each of its series listed in Appendix A to the Agreement; (ii) MFS Series Trust XII, a Massachusetts business trust, on behalf of each of its series listed in Appendix A to the Agreement (all series listed in Appendix A are referred to collectively as the “Top-Tier Funds”); (iii) MFS Series Trust III, a Massachusetts business trust, on behalf of each of its series listed in Appendix B to the Agreement; (iv) MFS Series Trust IV, a Massachusetts business trust, on behalf of each of its series listed in Appendix B to the Agreement; (v) MFS Series Trust IX, a Massachusetts business trust, on behalf of each of its series listed in Appendix B to the Agreement; (vi) MFS Series Trust X, a Massachusetts business trust, on behalf of each of its series listed in Appendix B to the Agreement; (vii) MFS Series Trust XI, a Massachusetts business trust, on behalf of each of its series listed in Appendix B to the Agreement; and (viii) MFS Series Trust XIII, a Massachusetts business trust, on behalf of its series listed in Appendix B to the Agreement (all series listed in Appendix B are referred to as the “Underlying Funds”).

WHEREAS, the partied desire to amend the Agreement by removing each of MFS Lifetime Income Fund, MFS Lifetime 2015 Fund, MFS Lifetime 2020 Fund, MFS Lifetime 2025 Fund, MFS Lifetime 2030 Fund, MFS Lifetime 2035 Fund, MFS Lifetime 2040 Fund, MFS Lifetime 2045 Fund, MFS Lifetime 2050 Fund, and MFS Lifetime 2055 Fund, each a series of MFS Series Trust XII, as a party to the Agreement as a “Top-Tier Fund”.

WHEREAS, the parties desire to amend the Agreement by removing the MFS New Discovery Value Fund, a series of MFS Series Trust XIII, as a party to the Agreement as an “Underlying Fund”.

NOW THEREFORE, in consideration of the foregoing and of the mutual covenants and conditions set forth herein, each of the parties amends the Agreement as follows:

1. Appendix A of the Agreement is hereby deleted in its entirety and replaced with Appendix A attached hereto.

2. Appendix B of the Agreement is hereby deleted in its entirety and replaced with Appendix B attached hereto.

In all other respects, the terms of the Agreement remain unchanged and in full force and effect.

IN WITNESS WHEREOF, each of the parties hereto have caused this Amendment No. 8 to the Agreement to be executed as of the day and year first above written.

MFS SERIES TRUST III
on behalf of its series:
MFS HIGH INCOME FUND

MFS SERIES TRUST IV
on behalf of its series:
MFS MID CAP GROWTH FUND

MFS SERIES TRUST IX
on behalf of its series:
MFS INFLATION-ADJUSTED BOND FUND
MFS LIMITED MATURITY FUND

MFS SERIES TRUST X
on behalf of its series:
MFS ABSOLUTE RETURN FUND
MFS AGGRESSIVE GROWTH ALLOCATION FUND
MFS CONSERVATIVE ALLOCATION FUND
MFS EMERGING MARKETS DEBT LOCAL CURRENCY FUND
MFS EMERGING MARKETS EQUITY FUND
MFS GLOBAL BOND FUND
MFS GROWTH ALLOCATION FUND
MFS INTERNATIONAL DIVERSIFICATION FUND
MFS MODERATE ALLOCATION FUND

MFS SERIES TRUST XII
on behalf of its series:
MFS LIFETIME INCOME FUND
MFS LIFETIME 2015 FUND
MFS LIFETIME 2020 FUND
MFS LIFETIME 2025 FUND
MFS LIFETIME 2030 FUND
MFS LIFETIME 2035 FUND
MFS LIFETIME 2040 FUND
MFS LIFETIME 2045 FUND
MFS LIFETIME 2050 FUND
MFS LIFETIME 2055 FUND

MFS SERIES TRUST XIII
on behalf of its series:
MFS GLOBAL REAL ESTATE FUND
MFS GOVERNMENT SECURITIES FUND
MFS NEW DISCOVERY VALUE FUND

By:	ROBIN A. STELMACH
Name:	Robin A. Stelmach
Title:	President

Massachusetts Financial Services Company acknowledges and agrees that it is responsible for all of its acts and omissions in performing its obligations under the Agreement.

MASSACHUSETTS FINANCIAL SERVICES COMPANY

By:	ROBERT J. MANNING
Name:	Robert J. Manning
Title:	Co-Chief Executive Officer

As of September 1, 2016

APPENDIX A

The following Funds are parties to this Agreement, and have so indicated their intention to be bound by such Agreement as “Top-Tier Funds” by execution of the Agreement:

MFS SERIES TRUST X
MFS AGGRESSIVE GROWTH ALLOCATION FUND
MFS CONSERVATIVE ALLOCATION FUND
MFS GROWTH ALLOCATION FUND
MFS INTERNATIONAL DIVERSIFICATION FUND
MFS MODERATE ALLOCATION FUND

As of September 1, 2016

APPENDIX B

The following Funds are parties to this Agreement, and have so indicated their intention to be bound by such Agreement as “Underlying Funds” by execution of the Agreement:

MFS SERIES TRUST III
MFS HIGH INCOME FUND

MFS SERIES TRUST IV
MFS MID CAP GROWTH FUND

MFS SERIES TRUST IX
MFS INFLATION-ADJUSTED BOND FUND
MFS LIMITED MATURITY FUND

MFS SERIES TRUST X
MFS ABSOLUTE RETURN FUND
MFS EMERGING MARKETS DEBT LOCAL CURRENCY FUND
MFS EMERGING MARKETS EQUITY FUND
MFS GLOBAL BOND FUND

MFS SERIES TRUST XIII
MFS GLOBAL REAL ESTATE FUND
MFS GOVERNMENT SECURITIES FUND